TYCO INTERNATIONAL LTD.

                                 Debt Securities

                             Underwriting Agreement




                                                        October 29, 1996



To the Representatives named
in Schedule I hereto of the
Underwriters named in
Schedule II hereto


Dear Sirs and Mesdames:

            Tyco International Ltd., a Massachusetts corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Under writers"), for whom you are acting as representatives (the "Representatives"), the principal amount of its debt securities identified in
Schedule I hereto (the "Securities"), to be issued under the indenture specified in Schedule I hereto (the "Indenture") between the Company and the Trustee identified in such Schedule (the "Trustee"). If the firm or firms listed in
Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein shall each be deemed to refer to such firm or firms.

            The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to certain debt securities (the "Shelf Securities") to be issued from time to time by the Company. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities. The registration statement as amended to the date of this Agreement is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Basic Prospectus". The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus". Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein; provided, however, that documents incorporated by reference shall not be deemed to include any document filed by the Company under the Exchange Act to the extent that it is superseded in whole or in part by any document subsequently filed by the Company pursuant to the Securities Act or the Exchange Act.

            The Company hereby agrees with the Underwriters as follows:

            1. The Company agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule II hereto at the purchase price set forth in Schedule I hereto.

            2. The Company understands that the several Underwriters intend (i) to make a public offering of their respective portions of the Securities and
(ii) initially to offer the Securities upon the terms set forth in the Prospectus.

            3. Payment for the Securities shall be made to the Company or to its order by wire transfer of immediately available funds on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives and the Company may agree in writing). Such payment will be made upon delivery to, or to the Representatives for the respective accounts of, such Underwriters of the Securities registered in such names and in such denominations as the Representatives shall request not less than two full Business Days prior to the date of delivery, with any transfer taxes payable in connection with transfer to the Underwriters duly paid by the Company. As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City. The time and date of such payment and delivery with respect to the Securities are referred to herein as the Closing Date. The certificates for the Securities will be made available for inspection and packaging by the Representatives by 1:00 P.M. on the Business Day prior to the Closing Date at such place in New York City as the Representatives and the Company shall agree.

            4.   The Company represents and warrants to each Underwriter that:

            (a) the Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and did not and will not, as of the applicable effective date and the date the Company's Annual Report on Form 10-K for its fiscal year ended June 30, 1996 was filed with the Commission as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus and any amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

            (b) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the

      Commission will conform in all material respects to the requirements of the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (c) the financial statements, and the related notes thereto, incorporated by reference in the Registration Statement and the Prospectus present fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise disclosed therein, and the supporting schedules incorporated by reference in the Registration Statement present fairly the information required to be stated therein and the pro forma financial information, and the related notes thereto, if any, included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act in all material respects;

            (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development as a result of which a material adverse change is reasonably likely to occur, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

            (e) the Company is a corporation validly organized and existing and in good standing under the laws of the Commonwealth of Massachusetts, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each other jurisdiction in which the nature of its business or its ownership or leasing of its properties requires qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

            (f) each of the Company's subsidiaries listed on Schedule III hereto (the "Subsidiaries") is a corporation validly organized and existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority

      (corporate and other) to own its properties and conduct its business as described in the Prospectus, is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each jurisdiction in which the nature of its business or its ownership or leasing of its properties requires qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all the outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except as indicated on Schedule III for non-material liens that have arisen in the ordinary course of business and, in the case of foreign subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

            (g) this Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting enforceability of creditors' rights generally and general principles of equity and except as rights to indemnity and contribution hereunder may be limited by applicable law;

            (h) the Securities have been duly authorized and when duly authenticated by the Trustee pursuant to the Indenture and issued and delivered pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting enforceability of creditors' rights generally and general principles of equity and entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting enforceability of creditors' rights generally and general principles of equity; the Indenture has been duly qualified under the Trust Indenture Act; and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Prospectus;

            (i) neither the Company nor any of its Subsidiaries is, or, based upon presently existing circumstances, with the giving of notice or lapse of time or both would be, in violation of or in default under, its restated articles of organization, certificate of incorporation or other similar charter document or by-laws or any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole or to the holders of the Securities; the issue and sale of the Securities and the performance by the Company of all of the provisions of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Restated Articles of Organization or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its Subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required to be obtained by the Company in connection with the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Underwriters; and

            (j) other than as disclosed in or contemplated by the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its Subsidiaries is or may be a party or to which any property or assets of the Company or any of its Subsidiaries is or may be the subject which, if determined adversely to the Company or such Subsidiaries, could individually or in the aggregate reasonably be expected to have a material adverse effect on the business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole and, to the best of the Company's knowledge, no such proceedings are pending or threatened against the Company or any of its Subsidiaries which are required to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein; and there are no contracts, indentures, mortgages, loan agreements, notes, leases or other documents to which the Company or any Subsidiary is a party or by which any of them may be bound or to which any property or assets of the Company or any of its Subsidiaries is subject that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus other than those so filed or described as required.

            5. The Company covenants and agrees with the several Underwriters as follows:

            (a) to file the Prospectus in a form approved by the Representatives pursuant to Rule 424 under the Securities Act not later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities;

            (b) to deliver to each Representative and counsel for the Underwriters, at the expense of the Company, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph (f) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as the Representatives may reasonably request;

            (c) during the period mentioned in paragraph (f) below, before filing any amendment or supplement to the Registration Statement or Prospectus, to furnish to the Representatives a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for review, and not to file any such proposed amendment or supplement to which the Representatives reasonably and timely object;

            (d) to file promptly, subject to the provisions of paragraph (c) above, all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
      Section 13(a), 13(c), 14 or 15(d) of the Exchange Act during the period mentioned in paragraph (f) below;

            (e) during the period mentioned in paragraph (f) below, to advise the Representatives promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effective ness of the Registration Statement or the initiation or threatening of any proceeding for that purpose known to the Company, and (iv) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

            (f) if, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales of the Securities by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Securities may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

            (g) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities; provided that the Company shall not be required to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or file a general consent to service of process in any jurisdiction;

            (h) to make generally available to its security holders and to the Representatives as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

            (i) so long as the Securities are outstanding, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to holders of Securities, and copies of any reports and financial statements furnished to or filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

            (j) during the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Securities without prior written consent of the Representatives; and

            (k) to pay all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate, including reasonable fees of counsel for the Underwriters and their disbursements,
      (iv) in connection with the listing of the Securities on any stock exchange, (v) related to any filing with the National Association of Securities Dealers, Inc., (vi) in connection with the printing (including out-of-pocket word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided and (vii) payable to rating agencies in connection with the rating of the Securities, it being understood that the Company shall not be responsible for the fees and expenses of counsel to the Underwriters except as explicitly set forth herein.

            6. The several obligations of the Underwriters hereunder shall be subject to the following conditions:

            (a) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

            (b) the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

            (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

            (d) since the respective dates as of which information is given in the Prospectus there shall not have been any material adverse change, or any development as a result of which a material adverse change is reasonably likely to occur, in or affecting the business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

            (e) the Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company satisfactory to the Representatives to the effect set forth in subsections (a) through (c) of this Section and to the further effect that there has not occurred any material adverse change, or any development as a result of which a material adverse change is reasonably likely to occur, in or affecting the business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement.

            (f) M. Brian Moroze, General Counsel for the Company, shall have furnished to the Representatives a written opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) the Company is a corporation validly organized and
            existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts.

                  (ii) the Company has the requisite power and authority
            (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus as then amended or supplemented;

                  (iii) the Company is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each other jurisdiction in which such qualification is required except where the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                  (iv) each of the Company's Subsidiaries is a corporation
            validly organized and existing under the laws of its jurisdiction of incorporation, has the requisite power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each other jurisdiction in which such qualification is required except where the failure to be so qualified and be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all of the issued shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and (except for non-material liens that have arisen in the ordinary course of business) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (v) other than as disclosed in or contemplated by the
            Prospectus, there are no legal or governmental proceedings pending or, to the best of such counsel's knowledge, threatened to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or its Subsidiaries is or may be the subject which, if determined adversely to the Company or such Subsidiaries, could individually or in the aggregate reasonably be expected to have a material adverse effect on the business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

                  (vi) to the best of such counsel's knowledge, no legal or
            governmental proceedings are pending or threatened against the Company or any of its Subsidiaries which are required to be disclosed in the Registration Statement or the Prospectus; other than those disclosed therein;

                  (vii) to the best of such counsel's knowledge there are no contracts, indentures, mortgages, loan agreements, notes, leases or other documents to which the Company or any Subsidiary is a party or by which any of them may be bound that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus; other than those so filed or described as required;

                  (viii) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting enforceability of creditors' rights generally and general principles of equity and except as rights to indemnity and contribution hereunder may be limited by applicable law;

                  (ix) the Securities have been duly authorized and executed by the Company and, when duly authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting enforceability of creditors' rights generally and general principles of equity and entitled to the benefits provided by the Indenture;

                  (x) the Indenture has been duly authorized, executed and
            delivered by the Company and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting enforceability of creditors' rights generally and general principles of equity; and the Indenture has been duly qualified under the Trust Indenture Act;

                  (xi) neither the Company nor any of its Subsidiaries is, or, based upon presently existing circumstances with the giving of notice or lapse of time or both would be, in violation of or in default under, their respective restated articles of organization, certificate of incorporation or other similar charter document or by-laws or any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole or to the holders of the Securities;

                  (xii) the execution and delivery of this Agreement and the
            Indenture and the consummation of the transaction contemplated thereby, including the issue and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Restated Articles of Organization or the By-Laws of the Company or any applicable law or administrative regulation (other than state securities or Blue Sky laws or regulations, as to which counsel need express no opinion) or administrative or court decrees entered against or applicable to the Company or any Subsidiary. In rendering the opinion expressed in this paragraph (xii), as to violations of any applicable law or administrative regulation such counsel may assume that none of the Registration Statement, the Prospectus, or any preliminary prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein (in the case of the Prospectus or a preliminary prospectus, in light of the circumstances under which they were made) not misleading;

                  (xiii) no consent, approval, authorization, order,
            registration or qualification of or with any court or governmental agency or body is legally required to be obtained by the Company in connection with the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (xiv) (A) the descriptions of documents contained in the
            Prospectus under "Description of the Notes", "Description of Debt Securities", "Plan of Distribution" and "Underwriting" conform in all material respects to the terms of the applicable documents and
            (B) the statements in the Prospectus under "Legal Proceedings" incorporated by reference from Item 3 of Part I of the Company's Annual Report on Form 10-K for the year ended June 30, 1996 and in the Registration Statement in Item 15, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents or proceedings; and

                  (xv) (A) the Registration Statement and any amendment thereto and the Prospectus and any supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act; and (B) each document incorporated by reference in the

            Registration Statement and the Prospectus, when filed with the Commission under the Exchange Act, complied as to form in all material respects with the requirements of the Exchange Act (except that such counsel need express no opinion as to financial statements, the notes thereto and related schedules and other financial, numerical, statistical or accounting data included in or omitted from any of the documents referred to in this paragraph (xv) or as to Form T-1).

                  Such counsel shall also state that, although such counsel has not undertaken to determine independently the accuracy and completeness of the statements contained in the Registration Statement, the Prospectus or any supplements or amendments thereto, such counsel has obtained information as a result of discussions and meetings with officers and other representatives of the Company and its subsidiaries and discussions with representatives of the independent public accountants of the Company, in connection with the preparation of the Registration Statement and the Prospectus and the examination of other information and documents requested by such counsel. Although such counsel has not undertaken to determine independently, and, therefore, such counsel does not assume responsibility, explicitly or implicitly, for the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus or any amendments or supplements thereto, and such counsel cannot provide assurance that its procedures described in this sentence would necessarily reveal matters of significance with respect to the following comments, during the course of the above-described procedures, nothing has come to such counsel's attention that has caused such counsel to believe that the Registration Statement or any amendment thereto (including the documents incorporated by reference therein to the extent not superseded), on the effective date thereof, on the date the Company's Annual Report on Form 10-K for its fiscal year ended June 30, 1996 was filed with the Commission or on the date of this Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto (including documents incorporated therein by reference), on the date of this Agreement or on the date of such opinion, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            In rendering such opinions such counsel may state that such counsel
      (A) has examined and relied upon (and, as applicable, assumed the genuineness or the conformity to the originals of) originals, photocopies and conformed copies of all such records of the Company and its subsidiaries, and all such agreements and certificates of public officials, and such other documents as such counsel has deemed relevant and necessary as a basis for the opinion of such counsel; (B) as to various questions of fact material to such counsel's opinion, has relied, without investigation or verification, upon statements, representations and certificates of officers of the Company and its Subsidiaries and certificates of public officials; (C) has assumed that this Agreement and the Indenture have been duly executed and delivered by each party other than the Company, and that this Agreement and the Indenture constitute the legal, valid and binding agreements of each such party, enforceable against each such party in accordance with their respective terms; (D) has assumed, without independent check or verification, that each other such party to this Agreement and the Indenture, respectively, is organized and validly existing and in good standing under the laws of the jurisdiction of its organization with the corporate or other organizational power and authority to perform its obligations thereunder; and (E) does not express an opinion concerning the laws of any jurisdiction other than the laws of the Commonwealth of Massachusetts and the State of New York and the Federal laws of the United States of America.

            (g) Kramer, Levin, Naftalis & Frankel, counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect set forth in (ix), (x), (xiv) (insofar as it relates to the statements in the Prospectus under the captions "Description of the Notes", "Description of Debt Securities", "Underwriting" and "Plan of Distribution") and clause (A) of the first paragraph of (xv) in (f) above. Such counsel shall also state that, although such counsel has not undertaken to determine independently the accuracy and completeness of the statements contained in the Registration Statement, the Prospectus or any supplements or amendments thereto, such counsel has obtained information as a result of discussions and meetings with officers and other representatives of the Company and its subsidiaries, and discussions with representatives of the independent public accountants of the Company, in connection with the preparation of the Registration Statement, the Prospectus and any amendments and supplements thereto (it being understood, however, that such counsel has not participated in the preparation of the documents incorporated by reference therein), and the examination of other information and documents deemed relevant by such counsel (including review and discussion of the documents incorporated by reference therein). Such counsel shall further state that, although such counsel has not undertaken to determine independently, and, therefore, such counsel does not assume responsibility, explicitly or implicitly, for the accuracy and completeness of the statements contained in the Registration Statement, the Prospectus or any supplements or amendments thereto, and such counsel cannot provide assurance that its procedures described in the preceding sentence would necessarily reveal matters of significance with respect to the following comments, during the course of the above-described procedures, nothing has come to such counsel's attention that has caused such counsel to believe that the Registration Statement or any amendment thereto (including documents incorporated therein by reference), on the effective date thereof, on the date the Company's Annual Report on Form 10-K for its fiscal year ended June 30, 1996 was filed with the Commission or on the date of this Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto (including documents incorporated therein by reference), on the date of this Agreement or on the date of such opinion, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (h) on the Closing Date, Coopers & Lybrand L.L.P. shall have furnished to the Representatives a letter, dated such date, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

            (i) the Representatives shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel to the Underwriters, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received (other than from the Underwriters) such papers and information as they may reasonably request to enable them to pass upon such matters; and

            (j) on or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

            7. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any misrepresentation or breach of warranty by the Company under Section 4 of this Agreement, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person.

            Each Underwriter agrees, severally and not jointly to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

            If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by the first of the named Representatives on Schedule I hereto and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. In any action or proceeding in which separate counsel is retained on behalf of an Indemnified Person, the Indemnifying Person shall have the right to employ separate counsel in, and to participate in the defense of, such action or proceeding, provided that the fees and expenses of such counsel shall be at the expense of the Indemnifying Person. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested in writing an Indemnifying Person to reimburse the Indemnified Person for the reasonable fees and expenses of counsel that have actually been incurred as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement, unless the Indemnifying Party in good faith shall be contesting the reasonableness of such fees and expenses (but only to the extent so contested) or the entitlement of the Indemnified Party to indemnification under the terms of this Section 7. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

            If the indemnification provided for in the first and second paragraphs of this Section 7 (other than by its terms) is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the

Company on the one hand and the Underwriters on the other in connection with the statements, omissions, misrepresentations or breaches that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (i.e. net of underwriting discounts and commissions but before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the misrepresentation or the breach relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of the Securities set forth opposite their names in
Schedule I hereto, and not joint.

            The indemnity and contribution agreements contained in this Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

            The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement according to its terms, (ii) any investigation made by or on behalf of any

Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

            8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on any of the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or
(iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

            9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

            10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of Securities.

            11. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, any Indemnified Persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

            12. Any action by the Underwriters hereunder may be taken by the Representatives on behalf of the Underwriters, and any such action taken by the Representatives shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given at the address set forth in Schedule I hereto. Notices to the Company shall be given to it at Tyco International Ltd., One Tyco Park, Exeter, New Hampshire 03833; Attention: Barbara S. Miller, Vice President, Treasurer.

            13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.


                                    Very truly yours,

                             TYCO INTERNATIONAL LTD.


                          By _________________________
                             Barbara S. Miller
                             Vice President, Treasurer

Accepted: October 29, 1996

J.P. MORGAN SECURITIES INC.


By _________________________
   T. Kelley Millet
   Managing Director

                                   SCHEDULE I



Representatives:                 J.P. Morgan Securities Inc.

Underwriting Agreement dated:    October 29, 1996

Registration Statement No.:      333-1063

Title of Securities:             6 1/2% Notes due 2001

Aggregate principal amount:      $300,000,000

Purchase Price:                  98.879% plus accrued interest, if any, from
                                 November 1, 1996

Price to Public:                 99.479% of the principal amount of the
                                 Securities, plus accrued interest, if any, from November 1, 1996 to the Closing Date

Indenture:                       Indenture dated as of April 30, 1992 between
                                 the Company and First Trust of New York,
                                 National Association (as successor to
                                 BankAmerica National Trust Company) as Trustee,
                                 as amended by the First Supplemental Indenture
                                 dated as of April 30, 1992 and the Second
                                 Supplemental Indenture dated as of March 8,
                                 1993

Maturity:                        November 1, 2001

Interest Rate:                   6 1/2% per annum, accruing from
                                 November 1, 1996

Interest Payment Dates:          May 1 and November 1, commencing May 1, 1997

Optional Redemption Provisions:  None

Sinking Fund Provisions:         None

Other Provisions:                None

Closing Date and
  Time of Delivery:              November 1, 1996

Closing Location:                New York, New York

Address for Notices
  to Underwriters:               c/o J.P. Morgan Securities Inc.
                                 60 Wall Street
                                 New York, New York 10260

                                SCHEDULE II



                                                      Principal Amount
                                                       of Securities
     Underwriter                                      To Be Purchased
     -----------                                      ---------------


J.P. Morgan Securities Inc............................   $300,000,000

                                  SCHEDULE III


                             TYCO INTERNATIONAL LTD.


Allied Tube & Conduit Corporation
Atcor, Inc.
Grinnell Corporation
Kendall International, Inc.
Ludlow Corporation
Mueller Co.
Mueller Holdings Corp.
Simplex Technologies, Inc.
Water Holdings Corp.